Exhibit 10.23

                    Humphrey Hospitality Limited Partnership
                          7170 Riverwood Drive, Suite A
                            Columbia, Maryland 21046



                                December 31, 2001



Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
7170 Riverwood Drive, Suite A
Columbia, Maryland  21406

Re:  Termination Agreement

Ladies and Gentlemen:

         In connection with the Lease Termination Agreement (the "Termination Agreement"), dated as of December 31, 2001, among Humphrey Hospitality Management, Inc., a Maryland corporation, Supertel Hospitality Management, Inc., a Maryland corporation, Humphrey Hospitality Trust, Inc., a Virginia corporation, Humphrey Hospitality Limited Partnership, a Virginia limited partnership, E&P Financing Limited Partnership, a Maryland limited partnership, Solomons Beacon Inn Limited Partnership, a Maryland limited partnership and TRS Leasing, Inc, a Virginia corporation, the undersigned parties agree as follows:

         1. All terms not defined herein shall have the meanings provided in the Termination Agreement.

         2. The aggregate rent payable under the Lease Agreements, effective for the period October 1, 2001 through December 31, 2001, shall represent 15.8% of total room revenue for that period.

         3. As security for the rent and other payment obligations of the Lessees to the Lessors under the Lease Agreements (the "Obligations"), the Lessees hereby assign, pledge, and set over to the Lessors, and agree that the Lessors shall have a security interest in each of the Lessees' bank accounts (the "Depository Accounts"), with the exception of its central disbursement, payroll and concentration bank accounts which are specifically excluded. In order to perfect the lien and security interests granted herein, the Lessees shall, upon the request of the Lessors, title the Depository Accounts in the names of the Lessors or execute such financing statements or other documents or

Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
December 31, 2001
Page 2


instruments reasonably requested by the Lessors. In addition, the Lessors shall have unrestricted access to the Depository Accounts. To the extent that the Lessors withdraw from the Depository Accounts more than the Obligations, the excess shall be a loan from the Lessees to the Lessors, repayable upon demand by the Lessees.

Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
December 31, 2001
Page 3



         Please sign below to acknowledge your agreement to be bound by the terms of this letter.

                                     Sincerely,

                                     HUMPHREY HOSPITALITY
                                     LIMITED PARTNERSHIP

                                     By:      Humphrey Hospitality REIT Trust,
                                              general partner


                                     By: /s/ George R. Whittemore
                                        ----------------------------
                                     Name:  George R. Whittemore
                                     Title:  President


HUMPHREY HOSPITALITY
MANAGEMENT, INC.


By: /s/ Michael M. Schurer
     ---------------------------
Name:  Michael M. Schurer
     ---------------------------
Title: Chief Financial Officer
     ---------------------------

SUPERTEL HOSPITALITY
MANAGEMENT, INC.


By: /s/ Michael M. Schurer
     ---------------------------
Name:  Michael M. Schurer
     ---------------------------
Title: Chief Financial Officer
     ---------------------------

Humphrey Hospitality Management, Inc.
Supertel Hospitality Management, Inc.
E&P Financing Limited Partnership
Solomons Beacon Inn Limited Partnership
December 31, 2001
Page 4

E&P FINANCING
LIMITED PARTNERSHIP

By:      E&P REIT Trust,
         general partner


By: /s/ George R. Whittemore
   ----------------------------
Name:  George R. Whittemore
Title:  President


SOLOMONS BEACON INN
LIMITED PARTNERSHIP

By:      Humphrey Hospitality Limited Partnership,
         its general partner

By:      Humphrey Hospitality REIT Trust,
         its general partner

By: /s/ George R. Whittemore
   ----------------------------
Name:  George R. Whittemore
Title:  President